UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 610-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	BGCP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information required by this Item 1.01 is set forth under Item 8.01 below and is hereby incorporated by reference in response to this Item.

Item 8.01. Other Events.

On August 12, 2022, BGC Partners, Inc. (the “Company”) entered into a Controlled Equity Offeringsm Sales Agreement, dated August 12, 2022 (the “Sales Agreement”), with Cantor Fitzgerald & Co., pursuant to which the Company may offer and sell up to $300,000,000 of shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), under the Company’s shelf Registration Statement on Form S-3 (Registration No. 333-253987), from time to time through Cantor Fitzgerald & Co., as the Company’s sales agent under the Sales Agreement. Under the Sales Agreement, Cantor Fitzgerald & Co. will be entitled to compensation equal to 2.0% of the gross proceeds of any of the shares of Class A Common Stock that are sold by it as the Company’s sales agent. Cantor Fitzgerald & Co. is a wholly owned subsidiary of Cantor Fitzgerald, L.P. and an affiliate of the Company.

Sales of shares of Class A Common Stock, if any, pursuant to the Sales Agreement may be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including, without limitation, sales made directly on or through the Nasdaq Global Select Market, the existing market for the Class A Common Stock, or on any other existing trading market for the Class A Common Stock, at market prices prevailing at the time of sale or at prices related to such prevailing market prices.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit Number	Description

1.1	Controlled Equity Offeringsm Sales Agreement, dated August 12, 2022, between BGC Partners, Inc. and Cantor Fitzgerald & Co.

5.1	Opinion of Stephen M. Merkel

23.1	Consent of Stephen M. Merkel (included in Exhibit 5.1)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: August 12, 2022	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman of the Board and Chief Executive Officer

[Signature Page to Form 8-K of BGC Partners, Inc., dated August 12, 2022, regarding the Controlled Equity Offeringsm Sales Agreement]